UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 1, 2010

Verigy Ltd.

(Exact name of registrant as specified in its charter)

Singapore	000-52038	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Verigy Ltd.

No. 1 Yishun Ave. 7

Singapore 768923

(Address of principal executive offices, including zip code)

+65 6755-2033

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Fiscal 2011 Executive Compensation

On December 1, 2010, as part of its annual review process, Verigy’s Compensation Committee approved base compensation and target bonus percentages for certain named executive officers, as set forth in the table below. As set forth in the Current Report on Form 8-K filed by the Company on November 18, 2010, the Compensation Committee previously approved annual compensation and target bonus percentages for Jorge Titinger, effective January 1, 2011, and for Robert Nikl, Verigy’s Chief Financial Officer, effective as of the effective date of the merger with LTX-C.

Name/Title of Executive	Base Compensation	Target Bonus (as a % of Base Compensation)
Pascal Rondé, Vice President Sales, Service and Support	$360,000	60%
Hans-Juergen Wagner, Vice President, SOC Test	$310,000	60%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verigy Ltd.

By:	/S/ MARGO M. SMITH
Margo M. Smith

Date: December 3, 2010